EFFECTIVE AUGUST 23RD, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2004

Earthfirst Technologies Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-23897	59-3462501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2515 E. Hanna Avenue, Tampa, Florida	33610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (813) 238-5010

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Earthfirst Technologies Incorporated, a Florida corporation (the “Company”) is filing this Current Report on Form 8-K/A in order to amend its Current Report on Form 8-K, filed on August 26, 2004, and incorporated herein by reference, to provide certain financial disclosures required by Item 9.01 with respect to the acquisition of Electric Machinery Enterprises, Inc. as follows:

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Attached hereto is the unaudited condensed consolidated balance sheet of Electric Machinery Enterprises, Inc. and Subsidiaries as of June 30, 2004, and the related unaudited condensed consolidated statements of operations and accumulated deficit, and cash flows for the six month period then ended.

(b)	Pro Forma Financial Information.

Attached hereto is the pro forma condensed consolidated balance sheet of Earthfirst Technologies Incorporated and Subsidiaries as of June 30, 2004 and the pro forma condensed consolidated statement of operations and accumulated deficit for the six month period then ended.

(c)	Exhibits

Exhibit 99.2 – Consolidated Financial Statements and Independent Auditor Reports,—Electric Machinery Enterprises, Inc. and Subsidiaries – as of and for the year ended December 31, 2003

Exhibit 99.3 – Consolidated Financial Statements and Independent Auditor Reports,—Electric Machinery Enterprises, Inc. and Subsidiaries – as of and for the year ended December 31, 2002

Exhibit 99.4 – Consolidated Financial Statements and Independent Auditor Reports,—Electric Machinery Enterprises, Inc. and Subsidiaries – as of and for the year ended December 31, 2001

This Current Report on Form 8-K/A and attachments hereto contain forward-looking statements. These statements reflect our current understanding with respect to planned future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward looking statements represent our estimates and assumptions only as of the date of this report, and we do not assume any obligation to update any of these statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earthfirst Technologies Incorporated
(Registrant)

Date	November 5, 2004	/s/ John Stanton
John Stanton, Chief Executive Officer

ELECTRIC MACHINERY ENTERPRISES, INC. AND SUBSIDIARIES

(Debtor-In-Possession)

CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2004 (Unaudited)

ASSETS
Current assets:
Cash	$3,152,708
Accounts receivable
Contracts	7,398,647
Retainage	1,353,050
Allowance for doubtful accounts	(2,425,854)
Costs and estimated earnings in excess of billings on uncompleted contracts	1,373,313
Inventory	1,718,825
Prepaid expenses and other current assets	641,316

Total current assets	13,212,005
Property, plant & equipment - net	2,024,435
Other assets	598,315

$15,834,755

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Current maturities of long term debt	$1,509,094
Accounts payable and accrued expenses	6,605,711
Billings in excess of costs and estimated earnings on uncompleted contracts	863,967

Total current liabilities	8,978,772
Liabilities subject to compromise	16,258,968
Long term debt, less current maturities	461,451

Total liabilities	25,699,191
Minority interest	444,963
Commitments	—
Stockholders’ deficit
Common stock
Class A, voting, par value $.01, 10,000,000 shares authorized, 1,417,872 shares issued and outstanding	14,179
Class B - non voting, par value $.01, 10,000,000 shares authorized 1,093,539 shares issued and outstanding	10,935
Paid-in capital in excess of par value	4,186,503
Accumulated deficit - as restated	(13,592,226)

(9,380,609)
Less treasury stock (43,931 shares at cost)	(928,790)

Total stockholders’ deficit	(10,309,399)

$15,834,755

See notes to condensed consolidated financial statements

(1)

ELECTRIC MACHINERY ENTERPRISES, INC. AND SUBSIDIARIES

(Debtor-In-Possession)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

Six Months ended June 30, 2004 (Unaudited)
Revenue	$16,566,648
Cost of sales	13,875,206

Gross Profit	2,691,442
Selling, general and administrative expenses	2,477,185

Income from operations before income taxes and other items	214,257
Other income (expense)
Gain on sale of assets	364,401
Miscellaneous	329,263
Interest expense	(218,553)

Income before reorganization item, income taxes and minority interest	689,368
Reorganization item, Professional fees related to Bankruptcy and pursuit of claims	(808,745)

Net loss before income taxes and minority interest	(119,377)
Income tax benefit	—
Net loss before minority interest	(119,377)

Minority interest in variable interest entity	(444,963)

Net loss	(564,340)
Accumulated Deficit - December 31, 2003 - as previously reported	(3,380,497)
Adjustment relative to compliance with SEC Staff accounting bulletin 104 pertaining to revenue recognition	(9,647,389)

Accumulated Deficit - December 31, 2003 - as restated	(13,027,886)

Accumulated Deficit - June 30, 2004 (unaudited)	$(13,592,226)

Weighed average shares outstanding	2,511,411

Loss per share	$(.22)

See notes to condensed consolidated financial statements

(2)

ELECTRIC MACHINERY ENTERPRISES, INC. AND SUBSIDIARIES

(Debtor-In-Possession)

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

Six Months ended June 30, 2004 (Unaudited)
Cash flows from operating activities
Net loss	$(564,340)
Adjustments to reconcile net loss to net cash flows from operating activities
Depreciation	27,084
Gain on sale of assets	(364,401)
Minority interest in net income of consolidated subsidiary	444,963
Increase (decrease) in cash due to changes in:
Current assets	91,581
Current liabilities	(39,501)

Net cash flows from operating activities	(404,614)

Cash flows from investing activities
Proceeds from Disposition of property, plant & equipment	191,450
Proceeds from Disposition of investment property	1,079,424

Net cash flows from investing activities	1,270,874

Cash flows from financing activities
Proceeds from notes payable	511,000
Repayment of long term debt	(158,808)

Net cash flows from financing activities	352,192

Increase in cash	1,218,452
Cash - December 31, 2003	1,934,256

Cash - June 30, 2004	$3,152,708

See notes to condensed consolidated financial statements

(3)

ELECTRIC MACHINERY ENTERPRISES INC. AND SUBSIDIARIES

(Debtor-In-Possession)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2004

NOTE A – DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A description of the Company and a summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

1. Description of the Business

Electric Machinery Enterprises, Inc. (EME), incorporated in the state of Florida, is located in Tampa, Florida, and engaged primarily in the electrical construction of industrial and commercial buildings, providing services to a wide variety of clients in the United States and abroad. EME, through a subsidiary, E.M. Enterprises General Contractors, Inc., previously an operating division, is involved in the construction of towers used in the cellular telephone industry. EME’s construction contracts are typically twelve months or less, but may involve a longer duration of time depending upon the nature and size of the construction project. EME Modular Structures, Inc., a wholly owned subsidiary of EME, is engaged in the construction of concrete modular buildings.

2. Interim financial statements:

The interim financial statements of Electric Machinery Enterprises, Inc. and its subsidiaries (“EME” or the “Company”) that are included herein are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. In the opinion of management, these interim financial statements include all the necessary adjustments to fairly present the results of the interim period, and all such adjustments are of a normal recurring nature. The report of the Company’s independent auditors for the year ended December 31, 2003 contains an explanatory paragraph as to the substantial doubt of the Company’s ability to continue as a going concern. No adjustments have been made to the accompanying financial statements to give effect to this uncertainty. The interim results reflected in the accompanying financial statements are not necessarily indicative of the results of operations for a full fiscal year.

3. Principles of Consolidation

The financial statements include the consolidated accounts of Electric Machinery Enterprises, Inc. and its subsidiaries, EME Modular Structures, Inc., E.M. Enterprises General Contractors, Inc., and Peleme Ltd (collectively, the “Company”). All significant intercompany transactions and accounts have been eliminated.

4. Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

5. Cash and Cash Equivalents

Cash and cash equivalents are comprised of highly liquid instruments with original maturities of three months or less. The cash balance includes no cash equivalents at June 30, 2004.

(4)

ELECTRIC MACHINERY ENTERPRISES INC. AND SUBSIDIARIES

(Debtor-In-Possession)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2004

NOTE A – DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

6. Revenue Recognition

Revenue on long-term contracts is recorded on the basis of the Company’s estimates of the percentage-of-completion of individual contracts, measured for each contract by the percentage of direct costs incurred-to-date to estimated total direct costs at completion (cost to cost method). As these long-term contracts extend over one or more years, revisions in costs and profits estimated during the course of the work are recorded in the accounting period in which the facts requiring their revision become known. At the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss on the contract is recognized. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that these estimates used will change within the near term.

7. Contract receivables:

Construction contract receivables are customer obligations due under normal trade terms. Retainage on construction contracts are contractual obligations of the customer that are withheld from progress billings until project completion. The Company performs continuing credit evaluations of its customers’ financial condition and does not require collateral.

Senior management reviews receivables on a monthly basis to determine if any amounts may become uncollectible. Any contract receivable balances that are determined to be uncollectible, along with a general reserve, are included in the allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes the allowance for doubtful accounts of $2,425,854 is adequate as of June 30, 2004. However, future write-offs might exceed the recorded allowance.

8. Inventory

Inventory is stated at the lower of cost of market, determined by the first-in, first-out method. The Company takes it annual physical inventory at year end.

9. Impairment of long-lived assets:

The Company reviews the carrying value of its long-lived assets whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the estimated future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and its fair value.

10. Depreciation and Amortization

Depreciation is provided using both accelerated and straight-line methods over the estimated useful lives of the related assets. Leasehold improvements are amortized over the shorter of the term of the lease or the useful life of the asset.

11. Income taxes:

Deferred income tax assets and liabilities are computed annually for differences between the financial statement and federal income tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

(5)

ELECTRIC MACHINERY ENTERPRISES INC. AND SUBSIDIARIES

(Debtor-In-Possession)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2004

NOTE B – PETITION FOR RELIEF UNDER CHAPTER 11 OF FEDERAL BANKRUPTCY CODE

On May 29, 2003, (“Petition Date”), Electric Machinery Enterprises, Inc. (the “Debtor”) filed a petition for relief under Chapter 11 of the federal bankruptcy code (“Bankruptcy Code or Chapter 11”) in the United States Bankruptcy Court for the Middle District of Florida. Under Chapter 11, certain claims against the Debtor in existence prior to the filing of the petitions for relief under the federal bankruptcy laws are stayed while the Debtor continues business operations as Debtor-In-Possession. These claims are reflected in the balance sheet as “liabilities subject to compromise.” Additional claims may arise subsequent to the filing date resulting from rejection of executory contracts, including leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Claims secured against the Debtor’s assets (“secured claims”) also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured claims are secured primarily by liens on the Debtor’s property, plant, equipment, receivables and inventory.

The Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain pre-petition obligations. (See Note H for detail of liabilities subject to compromise).

NOTE C- NOTES RECEIVABLE

Notes receivable consisted of the following at June 30, 2004:

Demand notes receivable, interest ranging from 4.75% to 11%, unsecured	$60,057
Note receivable from individual, weekly payments of $200, including interest at 6.75% per annum, due June, 2005, secured by vehicle.	10,100
Note receivable from unrelated company, interest at 9% per annum, due March 16, 2004, guaranteed by major stockholder of the unrelated company.	203,000

273,157
Less non-current portion	9,600

$263,557

(6)

ELECTRIC MACHINERY ENTERPRISES INC. AND SUBSIDIARIES

(Debtor-In-Possession)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2004

NOTE D – CONTRACTS IN PROGRESS

Uncompleted contracts are summarized as follows:

Costs incurred on uncompleted contracts	$16,977,187
Estimated earnings on uncompleted contracts	3,631,323

20,608,510
Less billings to date	(20,099,164)

$509,346

The components of this amount are included on the balance sheet under the following captions:

Costs and estimated earnings in excess of billings on Uncompleted contracts	$1,373,313
Billings in excess of costs and estimated earnings on uncompleted contracts	(863,967)

$509,346

NOTE E – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following at June 30, 2004:

Land	$52,244
Buildings	1,267,139
Leasehold improvements	825,429
Equipment	2,281,045
Vehicles	1,286,142
Furniture and fixtures	105,332
Patent	22,518

5,839,849
Less accumulated depreciation	(3,815,414)

$2,024,435

(7)

ELECTRIC MACHINERY ENTERPRISES INC. AND SUBSIDIARIES

(Debtor-In-Possession)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2004

NOTE F – LONG-TERM DEBT

Long-term debt consisted of the following at June 30, 2004:

Mortgage payable to bank, monthly principal payments of $7,708 plus interest at prime (4% at June 30, 2004), secured by real estate, due October, 2007.	1,310,417
Note payable to unrelated company, interest at prime (4% at June 30, 2004), secured by building, inventory and patents	451,000
Installment notes payable to various banks and finance companies, monthly payments of approximately $8,157 including interest, from 5.33% to 15%, secured by equipment	175,959
Note payable to stockholders, 0% interest, due on demand, Unsecured	33,169

$1,970,545
Less current maturities	1,509,094

$461,451

Future maturities of long-term debt are as follows:

Year ending June 30,
2005	$1,489,093
2006	478,314
2007	3,138

$1,970,545

(8)

ELECTRIC MACHINERY ENTERPRISES INC. AND SUBSIDIARIES

(Debtor-In-Possession)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2004

NOTE G – LIABILITIES SUBJECT TO COMPROMISE

Pre-petition long term debt subject to compromise at June 30, 2004 consisted of the following:

Bank line of credit of $7,500,000, interest payable monthly at prime (4% at June 30, 2004), due July 24, 2003, secured by accounts receivable, inventory and equipment.	$7,431,285
Note payable to individual, interest monthly at 12%, principal payments of $50,000 annually, on March 1st, at option of payee, unamortized principal balance due March, 2005, unsecured	337,253
Note payable to related individual, interest payable quarterly 9.5%, balance due October 31, 2004, unsecured	13,458
Note payable to related company, interest payable monthly at prime (4% at June 30, 2004), plus ¼%, due October 31, 2004, unsecured	436,423
Note payable to related individual, interest payable monthly at prime (4% at June 30, 2004) plus ¼%, due April 1, 2005, unsecured	200,000
Note payable to related company, monthly payments of $2,145 plus interest at prime (4% at June 30, 2004) plus ¼%, due May 2010 unsecured	1,570,635
Note payable to related individuals, interest payable at 8%, due December 31, 2006, unsecured	360,000
Note payable to related individuals, interest payable at 8%, due December 31, 2006, unsecured	200,000
Note payable to related individuals, interest payable at prime (4% at June 30, 2004), plus 1%, due December, 2004, unsecured	181,000
Note payable to related individuals, payable monthly at prime (4% at June 30, 2004), plus ¼%, due December 27, 2004	100,000

$10,830,054

(9)

ELECTRIC MACHINERY ENTERPRISES INC. AND SUBSIDIARIES

(Debtor-In-Possession)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2004

NOTE H- COMMITMENTS AND CONTINGENCIES

The Company leases vehicles under noncancellable operating leases for periods up to four years. In addition, the Company conducts its operations in a facility leased from a related corporation owned by stockholders of Electric Machinery Enterprises, Inc.

The total rent expense for the six months ended June 30, 2004 was approximately $388,894, of which approximately $342,019 was for the facility leased from a related corporation.

Approximate future minimum rentals on noncancellable leases at June 30, 2004 are as follows:

Year ending June 30
2005	$660,767
2006	647,068
2007	637,065
2008	627,063
2009	627,063
Thereafter	3,762,377

$6,961,403

The accompanying financial statements reflect the liability from settlement of lawsuits in 2003. The first claim with Universal Partners and CRSS was settled in January, 2003, with a judgment for $2,275,000, if paid within one year from confirmation of reorganization plan in bankruptcy court. If settlement is made beyond a period of one year from said date, the agreed upon settlement amount would be $4,100,000, to be paid in five annual installments. The second claim was settled in April, 2003 for $51,000. These amounts have been accrued at face value of $4,151,000.

NOTE I– RETIREMENT PLAN

The Company adopted a 401(k) savings plan effective January 1, 1997. The Plan covers all employees who are at least 18 years of age with one or more years of service. The Company did not make any discretionary contributions for the six months ended June 30, 2004.

(10)

ELECTRIC MACHINERY ENTERPRISES INC. AND SUBSIDIARIES

(Debtor-In-Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2004

NOTE J- EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

Effective January 1997, the Company established the EME Employee Stock Ownership Plan and Trust (the “Plan”), which enables employees of the Company to share in the growth of the Company through the acquisition of stock. Employees of the Company are generally eligible to participate in the Plan after one year of service and attainment of 18 years of age, provided they worked at least 1,000 hours during such Plan year and are employed on the last working day of the Plan year.

The plan provides for the Company, at the discretion of its Board of Directors, to make contributions up to the maximum amount permitted under the Internal Revenue Code.

NOTE K – ACCUMULATED DEFICIT RESTATEMENT

The accumulated deficit as of December 31, 2003 has been restated in the amount of $9.647,389 to conform with accounting principles prescribed by the Securities Exchange Commission in Staff Accounting Bulletin (SAB) 104 relative to revenue recognition associated with what the SEC refers to as contingent revenue.

As of December 31, 2003 the Company included this amount in other assets to be representative of certain contracts and claims in various stages of negotiation, arbitration and litigation. The Company is attempting to resolve these matters, and expects to be successful in recovering these amounts. However, as in all matters in litigation, the outcome is not certain and amounts recovered, if any could be materially different than expected.

H – Consequently, the beginning accumulated deficit has been restated, and any collections relative to these matters will be recognized as income at that time.

NOTE L – VARIABLE INTEREST ENTITY

During 2004, the Company entered into a joint venture to operate Peleme Ltd., (a Cayman company) to perform work in the Cayman Islands. The Shareholder Agreement provides for EME’S 40% ownership interest, However it entitles Electric Machinery to 70% of the net profit of this project and EME is responsible for 100% of the financial support pursuant to the agreement.

Income taxes:

The Company has no income tax expense or benefit for the six months ended June 30, 2004 as the Company has incurred net operating losses and has recognized valuation allowances for all deferred tax assets.

Federal statutory income tax rate	35.00%
State taxes, net of federal benefit	4.00
Valuation allowance	(39.00)

—%

The tax effects of temporary differences and net operating losses that give rise to significant portions of deferred tax assets and liabilities consisted of the following:

Deferred tax assets (liabilities)

Timing difference associated with the allowance for doubtful accounts and accrued expenses	$1,746,000
Net operating loss carry-forward	2,088,000
Less: valuation allowance	(8,884,000)
Net deferred tax	$—

At June 30, 2004, the Company has federal and state net operating loss carry-forwards of approximately $4,865,000 and $8,065,000, which expiring through 2024.

(11)

EARTHFIRST TECHNOLOGIES INCORPORATED AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

as of June 30, 2004

(Unaudited)

	EFTI	EME	Adjustments	Pro Forma Consolidated
ASSETS
Current assets:
Cash	$—	$3,152,708		$3,152,708
Accounts receivable	—	6,325,843		6,325,843
Costs and estimated earnings in excess of billings	—	1,373,313		1,373,313
Inventory	—	1,718,825		1,718,825
Prepaid expenses and other current assets	—	641,316		641,316

Total current assets	—	13,212,005	—	13,212,005
Property, plant & equipment - net	2,059,283	2,024,435		4,083,718
Intangible assets	142,900		16,576,399	16,719,299
Other assets		598,315		598,315

	$2,202,183	$15,834,755	$16,576,399	$34,613,337

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long term debt	$—	$1,509,094		1,509,094
Accounts payable and accrued expenses	2,548,864	7,050,674		9,599,538
Notes payable, related party	2,005,705	—		2,005,705
Billings in excess of costs and estimated earnings	—	863,967		863,967

Total current liabilities	4,554,569	9,423,735	—	13,978,304
Liabilities subject to compromise	—	16,258,968		16,258,968
Long term debt, less current maturities	—	461,451		461,451

Total liabilities	4,554,569	26,144,154	—	30,698,723
Stockholders’ equity (deficit):
Common stock	25,177	25,114	(21,114)	29,177
Paid-in capital in excess of par value	49,133,183	4,186,503	2,076,497	55,396,183
Accumulated deficit - as restated	(50,242,686)	(13,592,226)	13,592,226	(50,242,686)

	(1,084,326)	(9,380,609)	15,647,609	5,182,674
Less treasury stock	(1,268,060)	(928,790)	928,790	(1,268,060)

Total stockholders’ equity (deficit)	(2,352,386)	(10,309,399)	16,576,399	3,914,614

	$2,202,183	$15,834,755	$16,576,399	$34,613,337

See notes to pro forma condensed consolidated financial statements

(1).

EARTHFIRST TECHNOLOGIES INCORPORATED AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

for the six months ended June 30, 2004

(Unaudited)

	EFTI	EME	Adjustments	Pro Forma Consolidated
Revenue	$130,000	$16,566,648		$16,696,648
Cost of sales	—	13,875,206		13,875,206

Gross Profit	130,000	2,691,442		2,821,442
Selling, general and administrative expenses	401,804			401,804
Research and development	2,141,944	2,477,185		4,619,129

Income (loss) from operations before income taxes and other items	(2,413,748)	214,257		(2,199,491)
Other income (expense)
Gain on sale of assets		364,401		364,401
Miscellaneous		329,263		329,263
Interest expense	(105,955)	(218,553)		(324,508)

Income before extraordinary items	(2,519,703)	689,368		(1,830,335)
Professional fees related to Bankruptcy and pursuit of claims	—	(808,745)		(808,745)
Minority interest in variable interest entity	—	(444,963)		(444,963)

Net loss	(2,519,703)	(564,340)		(3,084,043)
Accumulated Deficit - December 31, 2003 - as previously stated	(47,722,983)	(3,380,497)		(51,103,480)

Adjustment relative to compliance with SEC Staff advisory bulletin 104 pertaining to revenue recognition		(9,647,389)		(9,647,389)

Accumulated Deficit - December 31, 2003 - as restated	(47,722,983)	(13,027,886)		(60,750,869)

Accumulated Deficit - June 30, 2004 (unaudited)	$(50,242,686)	$(13,592,226)		$(63,834,912)

See notes to pro forma condensed consolidated financial statements

(2).

EARTHFIRST TECHNOLOGIES INCORPORATED AND SUBSIDIARIES

NOTES TO PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

JUNE 30, 2004

NOTE A – DESCRIPTION OF ACQUISITION TRANSACTION AND APPLICATION TO THESE PRO FORMA FINANCIAL STATEMENTS

On August 20, 2004 Earthfirst Technologies Incorporated, a Florida Corporation (“EFTI”) acquired all of the outstanding capital stock of Electric Machinery Enterprises, Inc. (“EME”) in exchange for issuing EME’s shareholders 40,000,000 shares of restricted common stock pursuant to an Acquisition and Stock Exchange Agreement.

In compliance with the financial disclosure requirements of the United States Securities and Exchange Commission relative to the filing of form 8-K for the completion of the acquisition of assets, these pro forma financial statements are being presented to reflect the effects of a consolidation of these entities as if the transaction had occurred as of the interim date presented herein

NOTE B – ADJUSTMENT TO PROFORMA CONDENSED FINANCIAL STATEMENTS

Items in the adjustments column record the issuance of 40,000,000 shares of restricted common shares valued at $.1567 per share for acquisition of Electric Machinery Enterprises, Inc. and subsidiaries and the elimination of the equity and deficit of EME. The purchase price allocation is in process and the intangibles subject to purchase price allocation will be adjusted upon finalization of that process. This allocation may result in goodwill and other identifiable intangibles.

(3).